Summary prospectus

Nomura ETF Trust II

Nomura Small and Mid Cap ETF	SMDC
Exchange: NYSE Arca, Inc.

November 6, 2026

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at global.nomuraassetmanagement.com/investments/etf. You can also get this information at no cost by calling 800 523-1918. The  Fund’s statutory prospectus and statement of additional information, both dated November 6, 2026 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Nomura Small and Mid Cap ETF, a series of Nomura ETF Trust II

Ticker: SMDC	Stock Exchange: NYSE Arca, Inc.

What is the Fund’s investment objective?

Nomura Small and Mid Cap ETF seeks to provide capital appreciation.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you will incur if you buy, hold, and sell shares of the Fund. You may also incur other fees, such as usual and customary brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees..................................................	0.59%
Other expenses....................................................	0.11%[1]
Total annual fund operating expenses....................................	0.70%
Fee waivers and expense reimbursements................................	(0.11)%[2]
Total annual fund operating expenses after fee waivers and expense reimbursements.	0.59%
1	Other expenses are based on estimated amounts for the current fiscal year.
2	The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.59% of the Fund’s average daily net assets until November 6, 2028. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the  Fund  for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the contractual period and the total operating expenses without waivers for the periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year..........................................................	$60
3 years.........................................................	$201

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund has adopted the historical performance of the Nomura Smid Cap Core Fund  (the “Predecessor Fund”). During the most recent fiscal year of the Predecessor Fund, the Predecessor Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Fund is an actively managed ETF that seeks to achieve its objective by investing primarily in various types of equity securities of small- and mid-capitalization companies that the Manager believes have the greatest potential for capital appreciation. Under normal circumstances, at least 80% of the value of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested, at the time of purchase, in common stocks of small- and mid-capitalization companies (80% policy). For purposes of the Fund’s 80% policy, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2500TM Index at the time of purchase and mid-capitalization companies are those within the market capitalization range of the Russell Midcap® Index at the time of purchase. As of June 30, 2026, the range of market capitalizations for the Russell 2500 Index was between approximately $45 million and $30.6 billion, and the range of market capitalizations for the Russell Midcap Index was between approximately $717 million and $92.6 billion.

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund’s investment objective. The Manager strives to identify stocks of small- and mid-capitalization companies that it believes offer above-average opportunities for long-term price appreciation based on: (1) attractive valuations, (2) growth prospects, and (3) strong cash flow. The Fund employs bottom-up (stock-by-stock) security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. The Manager typically uses a quantitative screen that ranks the attractiveness of an investment based on a combination of valuation measures, earnings expectations, cash flow, and balance-sheet quality. In further evaluating the attractiveness of an investment, the Manager considers factors such as business conditions in the company’s industry and its competitive position in that industry. The Manager conducts fundamental research on certain investments, which often includes reviewing US Securities and Exchange Commission (SEC) filings, examining financial statements, and meeting with top-level company executives. When constructing the portfolio, the Manager applies controls to ensure the portfolio has risk characteristics that it deems acceptable. These characteristics include, but are not

Summary prospectus
Nomura Small and Mid Cap ETF, a series of Nomura ETF Trust II limited to, size, valuation, growth, yield, and earnings consistency. This risk profile is then compared to the benchmark index to ensure the portfolio does not have any unintended risk exposure.

The 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any exchange-traded fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. Unlike many ETFs, the Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as industrials) will decline because of changing expectations for the performance of that industry or sector.

Industrials sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the industrials and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

ETF risk — The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized participants, market makers and liquidity providers concentration risk,” “Secondary market trading risk” and “Shares may trade at prices other than  NAV risk.”

•	Authorized participants, market makers and liquidity providers concentration risk — Only authorized participants (“APs”) may engage in creation or redemption transactions directly with a fund. A fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace, and they have no obligation to submit creation or redemption orders. To the extent either of the following events occur, a fund’s shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to a fund’s shares trading at a premium or discount to NAV. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.

•	Secondary market trading risk — Although a fund’s shares are listed on a national securities exchange, NYSE Arca, Inc. (Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in a fund’s shares on the Exchange may be halted. An exchange or market may also issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt a fund’s creation/redemption process or affect the price at which shares trade in the secondary market.

•	Shares may trade at prices other than NAV risk — As with all ETFs, shares of a fund may be bought and sold in the secondary market at market prices. A fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings, while the trading price of the shares fluctuates continuously throughout trading hours on the Exchange, based on both the relative market supply of, and demand for, the shares and the underlying value of the fund’s holdings. As a result, although it is expected that the market price of the a fund’s shares will approximate the fund’s NAV, there may be times when the market price of a fund’s shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Summary prospectus
Nomura Small and Mid Cap ETF, a series of Nomura ETF Trust II

How has Nomura Small and Mid Cap ETF performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on November 6, 2026 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The investment objectives of the Predecessor Fund and the Fund are identical and the investment strategies of the Predecessor Fund and the Fund are substantially the same.

The returns shown in the bar chart and the table are those of the Institutional Class of shares of the Predecessor Fund. The bar chart shows changes in the Predecessor Fund’s performance from year to year and the table shows how the Predecessor Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund and the Predecessor Fund. On April 30, 2021,  Delaware Management Company became the Predecessor Fund’s investment manager. The returns shown from before April 30, 2021 are from the Predecessor Fund’s prior investment manager.

Effective November 15, 2021, the Predecessor Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Predecessor Fund’s former strategy.

The returns shown below reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. In addition, returns of the Fund will be different from the returns of the Predecessor Fund as they have different expenses. You can obtain updated performance information for the Fund at global.nomuraassetmanagement.com/investments/etf or by calling 844-469-9911. The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year-by-year total return (Predecessor Fund Institutional Class)

During the periods illustrated in this bar chart, the Predecessor Fund Institutional Class’s highest quarterly return was 27.10%  for the quarter ended December 31, 2020, and its lowest quarter return was  -28.93% for the quarter ended  March 31, 2020.

Both the Predecessor Fund’s and Fund’s fiscal year end is March 31, 2026. As of September 30, 2026,   the Predecessor Fund’s Institutional Class had a calendar year-to-date return of 12.42%.

Average annual total returns for periods ended December 31, 2025

	1 year	5 years	10 years
Institutional Class return before taxes..................	8.95%	8.66%	10.34%
Institutional Class return after taxes...................	8.54%	6.31%	8.51%
Institutional Class return after taxes on distributions and sale of Fund shares.................................	5.59%	6.10%	7.85%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes).....................................	17.15%	13.15%	14.29%
Russell 2500TM Index (reflects no deduction for fees, expenses or taxes)..............................	11.91%	7.26%	10.40%
Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Nomura  Investment Management Business Trust (a Delaware statutory trust)

Summary prospectus
Nomura Small and Mid Cap ETF, a series of Nomura ETF Trust II

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
David Reidinger	Managing Director, Head of US Core Equity	July 2026 (Predecessor Fund since November 2021)
Christopher Adams, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	July 2026 (Predecessor Fund since November 2021)
Michael Morris, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	July 2026 (Predecessor Fund since November 2021)
Christina Van Het Hoen, CFA	Executive Director, Portfolio Manager - US Core Equity	July 2026 (Predecessor Fund since July 2024)
Chad Bolen, CFA	Executive Director, Portfolio Manager - US Core Equity	July 2026 (Predecessor Fund since March 2026)
William Mitchell III	Executive Director, Portfolio Manager - US Core Equity	July 2026 (Predecessor Fund since March 2026)
Eric Li Cheung	Executive Director, Portfolio Manager - US Core Equity	September 2026

Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.

Purchase and redemption of Fund shares

The Fund is an ETF. As an ETF, only APs may engage in creation or redemption transactions directly with the Fund. The Fund issues or redeems shares that have been aggregated into blocks of 25,000 shares or multiples thereof (Creation Units) to APs who have entered into agreements with the Fund’s distributor, Foreside Financial Services, LLC. The Fund will generally issue or redeem Creation Units in exchange for a basket of securities (and/or an amount of cash) that the Fund specifies each day. Individual shares of the Fund may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at global.nomuraassetmanagement.com/investments/etf.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SMPR-SMDC 11/26